WARRANTS	3 Months Ended
Mar. 31, 2021
CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
WARRANTS

8.   WARRANTS

Convertible Preferred Stock Warrants

Since inception the Company has issued warrants on convertible preferred stock in conjunction with various debt financings. See Note 4 for further information regarding fair value measurements associated with the resulting warrant liabilities, which are remeasured on a recurring basis each period. Warrants to purchase Financing Stock or Series D’ preferred stock were issued along with certain of the Convertible Notes at an exercise price which is dependent on the next equity financing event.

The following tables represents the warrants on convertible preferred stock outstanding:

	March 31, 2021
	Issuance Date	Exercise Price		Number of Shares	Term (years)
Series A’	2012	$0.4485		178,372	10
Series D	2017	1.5326		6,157,542	7
Series D’	2019 and 2020	1.5326	**	37,869,886	7
Total				44,205,800

**  In connection with various issuances of convertible promissory notes that occurred during 2021 and 2020, warrants to purchase either next financing stock or Series D’ preferred stock were issued. At March 31, 2021 and December 31, 2020, the number of warrants issued was subject to adjustment pending the occurrence of the next round of financing; however, the number of shares and exercise price of these warrants and related valuation of these warrants has been performed assuming that the warrants will be on Series D’ preferred stock.

Common Stock Warrants

As of March 31, 2021, the Company had 6,001,639 warrants to purchase common stock outstanding, respectively, to purchase common stock at an exercise price ranging from $0.36 to $1.53 and an expiration date ranging from less than one to six years. None of the outstanding warrants are classified as liabilities and, as such, are not subject to remeasurement.